Exhibit 10.29

                           BIO-KEY INTERNATIONAL, INC.
                           1285 Corporate Center Drive
                                    Suite 175
                                 Eagan, MN 55121
                              Phone: (651) 687-0414
                               Fax: (651) 687-0515

                                October 31, 2003

The Shaar Fund, Ltd.
9 Kaya Flamboyan
Curacao, Netherland Antilles


Gentlemen:

         Reference is hereby made to the following securities of BIO-key International, Inc. (the "Borrower") all of which were issued to The Shaar Fund, Ltd. (the "Lender") between November 26, 2001 and August 28, 2002: (a) Convertible Debenture in the principal amount of $1,000,000 due September 30, 2003 (the "Debenture"); (b) Secured Note in the principal amount of $4,092,920 due September 30, 2003 (the "Note"); (c) Secured Notes issued between March 2002 and August 2002 in the aggregate principal amount of $1,080,000 (the "Advance Notes"); and (d) Secured Convertible Note in the principal amount of $750,000 dated August 28, 2002 (the "August Note", and together with the Debenture, Note and Advance Note, collectively, the "Notes"). Capitalized terms used herein and not otherwise defined herein, shall have the meanings ascribed thereto in the Debenture, Note, Advance Note or August Note, as applicable.

         Pursuant to the terms of the Notes or of waiver letters executed by Lender applicable to certain of the Notes, all principal and accrued interest on each of the Notes was due and payable on September 30, 2003. By executing below, Lender hereby WAIVES the Event of Default under each of the Notes relating to Borrower's failure to timely make such principal and interest payments and all consequences thereof contemplated by each of the Notes, including, but not limited to, the application of any section of any of the Notes providing for the acceleration of the payment of principal or interest, the imposition of a default rate of interest or the taking of any remedial action, until June 30, 2003, and hereby amends each of the Notes to provide that all principal and interest due under each of the Notes shall be due and payable in a single payment on June 30, 2004.

         Further, effective upon the mutual execution hereof, the Borrower, for itself and on behalf of all affiliates, representatives, and all predecessors in interest, successors and assigns (collectively, the "Releasing Parties"), hereby releases and forever discharges each of Lender, and Lender's direct and indirect partners, officers, directors, employees, affiliates, representatives, agents, trustees, beneficiaries, predecessors in interest, successors in interest and nominees of and from any and all claims, demands, actions and causes of action arising prior to the date of execution of this Agreement, whether known or unknown, fixed or contingent, that the Borrower may have had, or may now have with respect to any matters whatsoever under, relating to or arising from any securities purchase agreement, Registration Statement, and any agreements entered into by the Borrower and Lender in connection therewith (the "Prior Agreements"), or relating to or arising from any other matter. The Borrower also fully waives any offsets it may have with respect to the amounts owed under the Prior Agreements. Additionally, the Borrower represents, warrants and covenants that it has not, and at the time this release becomes effective will not have, sold, assigned, transferred, or otherwise conveyed to any other person or entity all or any portion of its rights, claims, demands, actions, or causes of action herein released.

         By executing below, each of the undersigned represents and warrants that its signatory hereto has the full power and authority to execute this letter in the name of and on behalf of the Borrower or Lender, as applicable.

         This letter may be delivered via facsimile and executed in counterpart, each of which shall be deemed to be an original, and both of which together shall constitute one and the same instrument

                                               Very truly yours,

                                               BIO-KEY INTERNATIONAL, INC.

                                               By: /s/ Michael W. DePasquale
                                                  -----------------------------
                                                  Name: Michael W. DePasquale
                                                  Title:  CEO
Agreed and Accepted

THE SHAAR FUND, LTD.

By: Levinson Capital Management

By: /s/ Sam Levinson
    -------------------------
    Sam Levinson
    Manager

By: Cita Investments Ltd.

By: /s/  Uri Wolfson
    ------------------------
    Uri Wolfson
    Sub-Advisor